Exhibit 10(j)


                                 AMENDMENT NO. 3
                      TO THE MCI COMMUNICATIONS CORPORATION
                          DIRECTORS' STOCK OPTION PLAN




     The MCI Communications Corporation Directors' Stock Option Plan is hereby amended, effective November 1, 1996, in the following respects:

     1. The Amendment No. 2 to the MCI Communications Corporation Directors' Stock Option Plan shall become effective upon the closing of the proposed merger between British Telecommunications plc, MCI Communications Corporation and Tadworth Corporation (the "Merger") for options granted prior to November 1, 1996.


     IN  WITNESS  WHEREOF,  MCI  COMMUNICATIONS   CORPORATION  has  caused  this
Amendment No.3 to be executed and attested by its duly authorized officers and its corporate seal to be affixed hereto this 10th day of March, 1997.

                                             MCI  COMMUNICATIONS CORPORATION



                                             By: /s/ Bert C. Roberts, Jr.
                                               ---------------------------------
                                                    Bert C. Roberts, Jr.
                                                         Chairman


ATTEST:



/s/ C. Bolton-Smith, Jr.
------------------------------
C. Bolton-Smith, Jr.
Secretary